SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2004

INTERNATIONAL ASSETS HOLDING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-23554	59-2921318
(State of Incorporation)	(Commission File Number)	(IRS Employer ID No.)

220 E. Central Parkway, Suite 2060, Altamonte Springs, Florida 32701

(Address of principal executive offices) (Zip Code)

407-741-5300

(Registrant’s telephone number, including area code)

International Assets Holding Corporation

Current Report on Form 8-K

Item 9. Regulation FD Disclosure

Item 12. Results of Operations and Financial Condition

The following information is furnished under Item 9, “Regulation FD Disclosure” and Item 12, “Results of Operations and Financial Condition”. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. On May 17, 2004, a news release was issued on the subject of second quarter earnings for International Assets Holding Corporation. The news release did not include certain financial statements, related footnotes and certain other financial information that will be filed with the Securities and Exchange Commission as part of International Assets Holding Corporation’s Quarterly Report on Form 10-QSB.

The Press Release is attached hereto as Exhibit 99.1

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Signatures

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INTERNATIONAL ASSETS HOLDING CORPORATION

Date: May 17, 2004	/s/ Sean M. O’Connor
Sean M. O’Connor
CEO

Date: May 17, 2004	/s/ Jonathan C. Hinz
Jonathan C. Hinz
CFO

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of International Assets Holding Corporation issued on May 17, 2004

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